SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                        ------------------------------


                                  FORM 8-K



                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported):     May 5, 2003
                                                        ---------------------

                           EAGLE SUPPLY GROUP, INC.
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           (Exact Name of Registrant as Specified in its Charter)




        Delaware                    000-25423               13-3889248
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(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
        Incorporation)                                 Identification Number)




122 East 42nd Street, Suite 1618, New York, NY             10168
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   (Address of Principal Executive Offices)              (Zip Code)




Registrant's telephone number, including area code:	(212) 986-6190
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Item 5.  Other Events.

      On February 6, 2003, Eagle Supply Group, Inc. (the "Company") issued 1,000,000 shares of its common stock, $0.0001 par value per share (the "Common Stock"), and warrants to purchase up to 1,000,000 shares of Common Stock (the "Warrant Shares") to James E. Helzer, the Company's President, Chief Operating Officer, and Vice Chairman of the Board of Directors, as previously disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 7, 2003.

      Based on several conversations between Nasdaq and the Company's counsel subsequent to such issuance, the Company, Mr. Helzer, and TDA Industries, Inc., a New York corporation and holder of a majority of the issued and outstanding shares of Common Stock ("TDA"), agreed to amend the Securities Purchase Agreement, dated as of February 6, 2003, by and between the Company and Mr. Helzer ("Original Securities Purchase Agreement"), and Warrant No. 001, dated February 6, 2003, issued by the Company to Mr. Helzer ("Original Warrant").

     Accordingly, on May 5, 2003 the Company executed the First Amendment to Securities Purchase Agreement, effective as of February 6, 2003, by and between the Company, Mr. Helzer, and TDA ("Securities Purchase Agreement Amendment"), and First Amendment to Warrant, effective as of February 6, 2003, by and between the Company and Mr. Helzer ("Warrant Amendment"). The changes to the Original Securities Purchase Agreement and Original Warrant set forth in the Securities Purchase Agreement Amendment and Warrant Amendment, respectively, are summarized below:

     A. Provisions were added to the Original Warrant which require approval by the Company's stockholders prior to (i) any adjustments of the exercise of the warrants below $0.875 per Warrant Share, and (ii) Mr. Helzer's exercise of warrants exceeding 811,090 Warrant Shares ("Stockholder Solicitations").

     B. A provision was added to the Original Securities Purchase Agreement pursuant to which the Company agrees to seek a vote of the stockholders of the Company to approve the Stockholder Solicitations as soon as practicable following the filing of the Company's Form 10-Q for the quarter ended March 31, 2003.

     C. TDA was added as a party to the Original Securities Purchase Agreement, makes certain representations and warranties to Mr. Helzer, and agrees to support any Company action to call for a stockholder vote on the Stockholder Solicitations and to vote all of the shares of Common Stock it beneficially owns in favor of the Stockholder Solicitations.

     The foregoing description of the contents of the Securities Purchase Agreement Amendment and Warrant Amendment is qualified in its entirety by reference to such agreements, copies of which are attached as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.



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Item 7.  Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits required by Item 601 of Regulation S-K


Exhibit No.                    Description
-----------                    -----------

    4.1 First Amendment to Securities Purchase Agreement, dated as of May 5, 2003, by and between Eagle Supply Group, Inc., James E. Helzer, and TDA Industries, Inc.

    4.2 First Amendment to Warrant, dated as of May 5, 2003, by and between Eagle Supply Group, Inc. and James E. Helzer.




    [Rest of Page Intentionally Blank.  Signature on following Page.]










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                           SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EAGLE SUPPLY GROUP, INC.


Date:  May 12, 2003               By:  /s/Douglas P. Fields
                                     --------------------------------
                                     Douglas P. Fields
                                     Chief Executive Officer










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                          EXHIBIT INDEX
                          -------------


Exhibit No.                    Description
-----------                    -----------

    4.1 First Amendment to Securities Purchase Agreement, dated as of May 5, 2003, by and between Eagle Supply Group, Inc., James E. Helzer, and TDA Industries, Inc.

    4.2 First Amendment to Warrant, dated as of May 5, 2003, by and between Eagle Supply Group, Inc. and James E. Helzer.




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